UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 16, 2004


                            OREGON STEEL MILLS, INC.
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             (Exact name of registrant as specified in its charter)

      DELAWARE                             1-9887                94-0506370
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(State or other jurisdiction           (Commission             (IRS Employer
 of incorporation or organization)      File Number)         Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                    97205
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(Address of principal executive offices)                        (Zip code)


                                 (503) 223-9228
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              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Company Press Release dated March 15, 2004, announcing financial results for the year ended December 31, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 15, 2004, the Company issued a press release announcing its financial results for the year ended December 31, 2003. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference. The Company provides in the press release certain non-GAAP financial measures, including: (1) earnings before interest, taxes, depreciation and amortization ("EBITDA"); (2) EBITDA after impairment charges; and (3) operating loss before the charge related to the tentative labor dispute settlement agreement. "GAAP" refers to accounting principles generally accepted in the United States. The press release contains a reconciliation of items 1 and 2 above to the most directly comparable GAAP measures. The Company believes the non-GAAP measures in items 1 and 2 above are useful to investors because they are a basis upon which the Company assesses its financial performance, and they provide useful information regarding the Company's ability to service its debt. In addition, EBITDA is useful to investors in evaluating the Company's financial performance because it is a commonly used financial analysis tool for measuring and comparing companies in several areas of liquidity, operating performance and leverage. A reconciliation of item 3 above is set forth below. The Company believes the charge related to the tentative labor dispute settlement agreement is a nonrecurring item and therefore the non-GAAP financial measure in item 3 is more useful to investors when comparing the reported results to previous periods. The Company's management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating the Company's operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.


                                              Three Months Ended               Twelve Months Ended
                                                 December 31,                      December 31,
                                         ---------------------------   ------------------------------
                                             2003            2002          2003             2002
                                             ----            ----          ----             ----

Operating (loss) income                    (38,444)         15,060       (106,502)         59,932
Add back labor dispute settlement           31,089              --         31,089              --
                                          --------        --------       --------        --------
Operating (loss) income before
 labor dispute settlement                   (7,355)         15,060        (75,413)         59,932
                                          ========        ========       ========        ========





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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



Date:  March 16, 2004              By:   /s/ Jeff S. Stewart
                                        ------------------------------------
                                        Jeff S. Stewart
                                        Corporate Controller
                                        (Principal Accounting Officer)




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